UNITED STATES

                   SECURITIES AND EXCHANGE COMMISSION


                         WASHINGTON , D.C.  20549








                                  FORM 8-K
                               CURRENT REPORT


                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of  1934


Date of Report                                        December 13, 1994
(Date of Earliest Event Reported)


                   COLUMBIA/HCA HEALTHCARE CORPORATION
           (Exact name of registrant as specified in its charter)

                               DELAWARE
                       (State of Incorporation)

001-11239                                             75-2497104
(Commission                                         (I.R.S. Employer
File Number)                                        Identification No.)


201 West Main Street, Louisville, Kentucky               40202
(Address of principal executive offices)               (Zip Code)

                               (502)572-2000
            (Registrant's telephone number, including area code)



ITEM 5.    OTHER EVENTS.

On October 4, 1994, Columbia/HCA Healthcare Corporation
("Columbia") and Healthtrust, Inc. - The Hospital Company
("Healthtrust") announced the signing of a definitive merger agreement. This Form 8-K is being filed to report the audited consolidated financial statements and financial statement schedules of Healthtrust and the unaudited pro forma condensed combined financial statements of Columbia and Healthtrust.



ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 23. Copy of the consent letter from Ernst & Young LLP.

Exhibit 99. Copy of the audited consolidated financial statements and financial statement schedules of Healthtrust as filed on Form 10-K, as amended,for the year ended August 31, 1994, and the unaudited pro forma condensed combined financial statements of Columbia and Healthtrust.



                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA/HCA HEALTHCARE CORPORATION



Richard A. Lechleiter
Vice President and Controller
(Principal Accounting Officer)



Dated:  December 13, 1994